EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF FIRST AMERICAN GROUP INC.

In connection with the accompanying Quarterly Report on Form 10-Q of First American Group Inc. for the quarter ended March 31, 2015, the undersigned, Mazen Kouta, President of First American Group Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of First American Group Inc.

Date: May 13, 2015	By:	/s/ Mazen Kouta
Mazen Kouta
President and Treasurer (principal executive officer, principal financial officer and principal accounting officer)